Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator Premium Income 9 Buffer ETF™ – October

Innovator Premium Income 15 Buffer ETF™ – October

(each, a “Fund” and together, the “Funds”)

Supplement to Each Fund’s Prospectus
Dated February 27, 2024

September 30, 2024

As described in detail in each Fund’s prospectus, an investment in shares of each Fund is subject to an annualized distribution payment rate (the “Defined Distribution Rate”) that represents the maximum percentage return an investor can achieve from an investment in such Fund for the Outcome Period of approximately one year. The current Outcome Period will end on September 30, 2024. Each Fund will commence a new Outcome Period that will begin on October 1, 2024 and end on September 30, 2025. An investment in each Fund over the course of the Outcome Period will be subject to such Fund’s Defined Distribution Rate as set forth in the table below.

Fund	Ticker	Defined Distribution Rate	Investment Objective
Innovator Premium Income 9 Buffer ETF™ – October	HOCT	Gross: 6.85% Net: 6.06%*	The Fund seeks to provide investors, over the period from October 1, 2024 to September 30, 2025, with an investment that provides a high level of income through a Defined Distribution Rate of 6.85% (prior to taking into account management fees and other fees) while providing a buffer against the first 9% (prior to taking into account management fees and other fees) of SPDR® S&P 500® ETF Trust losses.
Innovator Premium Income 15 Buffer ETF™ – October	LOCT	Gross: 5.92% Net: 5.13%*	The Fund seeks to provide investors, over the period from October 1, 2024 to September 30, 2025, with an investment that provides a high level of income through a Defined Distribution Rate of 5.92% (prior to taking into account management fees and other fees) while providing a buffer against the first 15% (prior to taking into account management fees and other fees) of SPDR® S&P 500® ETF Trust losses.

*	Takes into account the Fund’s unitary management fee.

In connection with onset of the new Outcome Period, each Fund’s prospectus is amended as set forth below:

1.	Each Fund’s investment objective is deleted in its entirety and replaced with the corresponding investment objective set forth in the table above.

2.	All references to the dates associated with the prior Outcome Period are deleted in their entirety and replaced with references to new Outcome Period: October 1, 2024 through September 30, 2025.

3.	All references to the Defined Distribution Rate for the prior Outcome Period are deleted in their entirety and replaced with the corresponding Defined Distribution Rate set forth in the table above.

Please Keep This Supplement With Your Prospectus For Future Reference